PIONEER
                             -----------------------
                                    SMALL CAP
                                      VALUE
                                      FUND

                                     Annual
                                     Report

                                    11/30/02

                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                          1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    6
Schedule of Investments                           10
Financial Statements                              19
Notes to Financial Statements                     25
Report of Independent Auditors                    33
The Pioneer Family of Mutual Funds                34
Trustees, Officers and Service Providers          35
Retirement Plans from Pioneer                     40
Programs and Services for Pioneer Shareowners     42

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 11/30/02
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------
During the past year, a weak economy and widespread revelations of corporate misgovernance have made it difficult for the equity markets to find solid footing. On the other hand, government securities and other high quality segments of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The start of a new year is a good time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also reevaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/02
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                      85%
Temporary Cash Investments         15%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                             20%
Consumer Discretionary                  18%
Financials                              18%
Information Technology                  12%
Health Care                              8%
Energy                                   7%
Utilities                                6%
Materials                                6%
Consumer Staples                         3%
Telecommunication Services               2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1.    Pediatrix Medical Group, Inc.    2.84%      6.    SPSS, Inc.                         1.59%
2.    R.H. Donnelley Corp.             1.83       7.    Chemed Corp.                        1.58
3.    Stelmar Shipping Ltd.            1.74       8.    People's Energy Corp.               1.47
4.    Nortek Holdings, Inc.            1.71       9.    Boston Communications Group, Inc.   1.47
5.    Swift Energy Co.                 1.59      10.    PacifiCare Health Systems, Inc.     1.43

Fund holdings will vary for other periods.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/02                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        11/30/02   11/30/01
                 $21.51     $22.46

Distributions per Share   Income      Short-Term      Long-Term
(11/30/01 - 11/30/02)     Dividends   Capital Gains   Capital Gains
                             -             -            0.0165

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared to the growth of the Russell 2000 Value Index.

Average Annual Total Returns
(As of November 30, 2002)
                   Net Asset    Public Offering
Period               Value          Price*
Life-of-Class
(2/28/97)            8.66%          7.54%
5 Years              6.28           5.02
1 Year              -4.16          -9.67

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer
              Small Cap       Russell 2000
                Value            Value
Date            Fund*            Index

2/97            $9,425          $10,000
11/97          $11,206          $12,083
11/98           $9,282          $11,283
11/99          $11,661          $13,051
11/00          $13,674          $12,975
11/01          $15,851          $13,600
11/02          $15,192          $12,169

The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. You cannot invest directly in any index.

Small-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/02                                       CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        11/30/02   11/30/01
                 $20.60     $21.67

Distributions per Share   Income      Short-Term      Long-Term
(11/30/01 - 11/30/02)     Dividends   Capital Gains   Capital Gains
                             -             -           0.0165

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund compared to the growth of the Russell 2000 Value Index.

Average Annual Total Returns
(As of November 30, 2002)
                      If          If
Period               Held      Redeemed*
Life-of-Class
(2/28/97)           7.89%         7.77%
5 Years             5.49          5.32
1 Year             -4.86         -8.66

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer
              Small Cap       Russell 2000
                Value            Value
Date            Fund*            Index

2/97           $10,000          $10,000
11/97          $11,847          $12,083
11/98           $9,740          $11,283
11/99          $12,145          $13,051
11/00          $14,132          $12,975
11/01          $16,264          $13,600
11/02          $15,373          $12,159

The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. You cannot invest directly in any index.

Small-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/02                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        11/30/02   11/30/01
                 $21.37     $22.44

Distributions per Share   Income      Short-Term      Long-Term
(11/30/01 - 11/30/02)     Dividends   Capital Gains   Capital Gains
                             -             -           0.0165

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Small Cap Value Fund, at public offering price, compared to the growth of the Russell 2000 Value Index.

Average Annual Total Returns
(As of November 30, 2002)
                   Net Asset    Public Offering
Period               Value        Price/CDSC*
Life-of-Class
(9/28/01)            5.80%           4.90%
1 Year              -4.69           -5.66


* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

               Pioneer
              Small Cap       Russell 2000
                Value            Value
Date            Fund*            Index

9/01            $9,900          $10,000
11/01          $11,097          $11,405
11/02          $10,576          $10,196

The Russell 2000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 2000 Index. You cannot invest directly in any index.

Small-cap stocks, while offering the potential for higher returns, may be subject to greater short-term price fluctuations than securities of larger companies.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/02
--------------------------------------------------------------------------------

David Adams assumed leadership of Pioneer's small-cap investment team in May of 2002. In the following pages, Mr. Adams and assistant portfolio manager Jack McPherson review Pioneer Small Cap Value Fund's performance during its recently concluded fiscal year. They also describe the strategies they pursued through last summer's decline and the equity market recovery that followed, as well as their outlook for the months ahead.

Q.  How did Pioneer Small Cap Value Fund perform over the past year?

A. After recording strong results earlier in the year, Pioneer Small Cap Value Fund lost some ground during the market's very turbulent third quarter.
    For the twelve months ended November 30, 2002, Class A, B and C shares returned -4.16%, -4.86% and -4.69% respectively, all at net asset value. These results trailed the -1.81% return on the Russell 2000 Value Index, the Fund's benchmark, for the same period.

Q. Please describe the market and the economic factors that affected performance.

A. Small-cap value stocks emerged as an attractively priced market segment in the weeks after September 11th. With the economy apparently bouncing back, investors drove prices higher into early 2002. But by spring, international tensions coming atop a sputtering recovery drove prices lower for equities in all capitalization ranges.

    In June, small-capitalization stocks were completing their third straight year of outperforming large caps. But as the market grew weaker, risk-averse buyers fled to the relative safety of larger companies as well as to short-term fixed-income investments. After performing well, small-cap value stocks were more vulnerable to profit-taking than those stocks in growth sectors, where few profits were to be found. Prices fell sharply during the period from July though September. That decline created a range of buying opportunities for value investors.

    The vigorous rally that began in early October and ran through the end of the period had a distinctly speculative tone. Although there were stretches over the last 12 months when riskier strategies had short-term advantages, low-risk, value-focused approaches were rewarded overall.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Q.  How did you respond to this shifting background?

A. Coming into the year, the Fund's portfolio was positioned for economic recovery. That positioning included exposure to several technology stocks that suffered when the economy stalled.

    Since May, we have been revisiting each portfolio holding, trying to identify those that had fallen to valuations that did not reflect our positive expectations for future earnings growth. We also elected to wait for more opportune times before trimming back on some of our speculative holdings. And throughout the period we have been working to increase the average market capitalization of the Fund's holdings.

Q.  What sectors and stocks had the biggest impact on performance?

A. Overweighting in technology was the primary reason for the Fund's underperformance compared to its benchmark. Holdings that hurt results included Brooks PRI Automation, Adaptec, AXT Inc., and Nanometrics. All are involved in the semiconductor industry, where a sales rebound keeps edging away.

    Results were also hampered by underexposure early in the year to financial services stocks, one of the better-performing sectors; poor stock selection compounded the difficulty. For example, we took a loss in Mutual Risk Management, a Bermuda-based insurance company that has been struggling since September 11th and later filed for bankruptcy. Shares of Trizec Properties, a real estate investment trust and the second largest office property company in the country, also fell. However, we plan to continue to hold Trizec as we are encouraged by its new management and compelling valuation.

Q.  How did consumer stocks fare as the economy struggled?

A. With consumers spending briskly, results were favorable among consumer discretionary stocks. Guitar Centers of America benefited from strong spending and the bankruptcy of its largest competitor. Rare Hospitality, which runs the Longhorn, Bugaboo Creek and Capital Grille chains, enjoyed positive earnings as restaurant dining showed no signs of sluggishness.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/02                           (continued)
--------------------------------------------------------------------------------

    In consumer staples, Fresh Del Monte stood out. A strong management team has brought the company to a leadership position in this fragmented industry. Fresh Del Monte is taking market share from poorly run competitors while expanding beyond bananas and pineapples into other fresh produce areas.

Q.  What were results like among industrial stocks?

A. Nortek, which makes a wide range of residential building products, prospered in the strong housing market. Acquisition of Nortek by Kelso & Company was pending as the period ended. In another takeover, Royal Dutch Shell acquired Pennzoil in October.

    The prospect of increased fuel demand in a recovering economy boosted shares of Stellmar Shipping, a transporter of refined crude oil products. Stellmar's modern, double-hulled tanker fleet gives it an edge in a market where demand for shipping capacity exceeds supply and single-hulled ships are being phased out. Chemed, whose brands include RotoRooter and appliance service provider ServiceAmerica, rose in response to steady growth.

Q.  What other areas or stocks had an impact on results?

A. Health care holdings were important contributors. We added to the Fund's position in Pediatrix, which runs intensive care units in hospitals for newborns. Shares declined after a government inquiry into one of the company's acquisitions. In our view, the incident was overblown and the stock soon recovered.

    Amerigroup, the largest HMO serving Medicaid and low-income patients, has enjoyed steady growth. We had sold shares earlier, and then repurchased them when the price returned to our valuation target.

    Over the second half of the period, we increased the Fund's position in PacifiCare, which is exiting the unprofitable Medicare HMO business and building on its strength in commercial health insurance. Price increases to subscribers now exceed the rising cost of medical services, a trend we believe will continue.

    Boston Communications Group continued to perform well despite retrenchment in the telecommunications industry. Boston Communications helps major wireless phone carriers offer

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    prepaid services. Prepayment opens up additional markets, including credit-challenged individuals and the teen market. Boston Communications continues to add carriers to its client base.

Q.  What is your outlook for small-cap value stocks going into the new year?

A. Weakness in the latter half of the period created discrepancies between small-cap and large-cap stock valuations. In addition, renewed attention to growth expanded buying opportunities for value investors. Therefore, we think there is ample room for valuations to increase on carefully selected small-cap value stocks. Our view that the economy is moving toward recovery adds to our optimism; with better economic news, investors may be willing to diversify beyond large-cap stocks into smaller company issues. Although small companies have outperformed large companies for most of the last three years, such periods of outperformance have lasted as long as six years in the past.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02
--------------------------------------------------------------------------------

  Shares                                                          Value
              COMMON STOCKS - 85.3%
              Energy - 5.8%
              Integrated Oil & Gas - 0.5%
 360,200      Petroquest Energy, Inc.*                     $  1,448,004
                                                           ------------
              Oil & Gas Drilling - 1.1%
 215,000      Key Energy Services, Inc.*                   $  1,935,000
  43,500      Lufkin Industries, Inc.                         1,127,520
                                                           ------------
                                                           $  3,062,520
                                                           ------------
              Oil & Gas Exploration & Production - 3.3%
  50,900      Natco Group, Inc.*                           $    312,017
  55,000      Penn Virginia Corp.                             1,881,000
 420,000      Swift Energy Co.*                               3,889,200
  40,000      Tom Brown, Inc.*                                  974,000
 130,400      Unit Corp.*                                     2,328,944
                                                           ------------
                                                           $  9,385,161
                                                           ------------
              Oil & Gas Refining, Marketing & Transportation - 0.9%
 102,300      St. Mary Land & Exploration Co.*             $  2,587,167
                                                           ------------
              Total Energy                                 $ 16,482,852
                                                           ------------
              Materials - 5.4%
              Construction Materials - 1.5%
 140,000      Federal Signal Corp.                         $  2,654,400
 105,000      Granite Construction, Inc.                      1,785,000
                                                           ------------
                                                           $  4,439,400
                                                           ------------
              Diversified Metals & Mining - 1.0%
 308,800      Massey Energy Co.                            $  2,732,880
                                                           ------------
              Paper Products - 1.3%
 232,700      Domtar, Inc.                                 $  2,650,453
 199,000      Mercer International, Inc.                      1,034,601
                                                           ------------
                                                           $  3,685,054
                                                           ------------
              Specialty Chemicals - 0.6%
  70,000      Great Lakes Chemical Corp.                   $  1,757,000
                                                           ------------
              Steel - 1.0%
 313,000      Graftech Intl. Ltd.*                         $  1,721,500
  93,000      Maverick Tube Corp.*                            1,193,190
                                                           ------------
                                                           $  2,914,690
                                                           ------------
              Total Materials                              $ 15,529,024
                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                         Value
              Capital Goods - 5.9%
              Building Products - 1.9%
 132,200      LSI Industries, Inc.                        $  1,393,388
  92,000      Nortek Holdings, Inc.*                         4,168,520
                                                          ------------
                                                          $  5,561,908
                                                          ------------
              Constuction & Engineering - 0.7%
 105,000      Insituform Technologies, Inc.*              $  1,991,850
                                                          ------------
              Electrical Components & Equipment - 0.5%
 175,000      Power-One, Inc.*                            $  1,379,000
                                                          ------------
              Industrial Conglomerates - 1.3%
 245,000      Cornell Companies, Inc.*                    $  2,261,350
 143,600      NN, Inc.                                       1,440,308
  40,200      North American Palladium Ltd.*                   132,502
                                                          ------------
                                                          $  3,834,160
                                                          ------------
              Industrial Machinery - 1.5%
  46,600      Nacco Industries, Inc.                      $  2,288,060
 130,000      Wabtec Corp.                                   1,860,300
                                                          ------------
                                                          $  4,148,360
                                                          ------------
              Total Capital Goods                         $ 16,915,278
                                                          ------------
              Commercial Services & Supplies - 8.3%
              Commercial Printing - 0.8%
 105,000      John H. Harland Co.                         $  2,212,350
                                                          ------------
              Diversified Commercial Services - 5.7%
 160,000      Central Parking Corp.                       $  3,102,400
 105,100      Chemed Corp.                                   3,867,680
  65,000      FTI Consulting, Inc.*                          2,665,650
 164,400      Pegusus Systems, Inc.*                         1,872,516
 120,000      Quintiles Transnational Corp.*                 1,410,000
 259,000      Rent-Way, Inc.*                                1,028,230
 105,000      Watson Wyatt & Co. Holdings*                   2,226,000
                                                          ------------
                                                          $ 16,172,476
                                                          ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
              Employment Services - 1.8%
 120,600      Bally Total Fitness Holding Corp.*            $  1,079,370
 240,000      Hall, Kinion & Associates, Inc.*                 1,334,400
 152,300      Korn/Ferry International                         1,472,741
  94,625      Right Management Consultants, Inc.*              1,159,156
                                                            ------------
                                                            $  5,045,667
                                                            ------------
              Total Commercial Services & Supplies          $ 23,430,493
                                                            ------------
              Transportation - 2.6%
              Marine - 1.5%
 275,000      Stelmar Shipping Ltd.*                        $  4,248,750
                                                            ------------
              Railroads - 1.1%
 167,100      Genesee & Wyoming, Inc.*                      $  3,258,450
                                                            ------------
              Total Transportation                          $  7,507,200
                                                            ------------
              Automobiles & Components - 1.9%
              Auto Parts & Equipment - 0.8%
 130,100      Applied Industrial Technologies, Inc.         $  2,341,800
                                                            ------------
              Automobile Manufacturers - 1.1%
 270,000      Joy Global, Inc.*                             $  3,240,000
                                                            ------------
              Total Automobiles & Components                $  5,581,800
                                                            ------------
              Consumer Durables & Apparel - 4.4%
              Apparel, Accessories & Luxury Goods - 1.5%
 417,100      Charming Shoppes, Inc.*                       $  1,981,225
 333,400      Wilsons The Leather Experts, Inc.*               2,417,150
                                                            ------------
                                                            $  4,398,375
                                                            ------------
              Footwear - 1.6%
 200,050      Maxwell Shoe Co., Inc.*                       $  2,216,554
  82,400      Stage Stores, Inc.*                              2,233,040
                                                            ------------
                                                            $  4,449,594
                                                            ------------
              Home Furnishings - 0.8%
 161,000      Oneida Ltd.                                   $  1,754,900
  75,000      Quaker Fabric Corp.*                               525,000
                                                            ------------
                                                            $  2,279,900
                                                            ------------
              Housewares & Specialties - 0.1%
  80,000      Lo-Jack Corp.*                                $    338,400
                                                            ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                     Value
              Leisure Products - 0.4%
 108,500      Equity Marketing, Inc.*                 $  1,221,710
                                                      ------------
              Total Consumer Durables & Apparel       $ 12,687,979
                                                      ------------
              Hotels, Restaurants & Leisure - 1.8%
              Restaurants - 1.8%
  51,700      IDine Rewards Network*                  $    566,115
 109,900      O'Charley's, Inc.*                         2,402,414
  83,300      Rare Hospitality Intl., Inc.*              2,229,941
                                                      ------------
                                                      $  5,198,470
                                                      ------------
              Total Hotels, Restaurants & Leisure     $  5,198,470
                                                      ------------
              Media - 2.2%
              Advertising - 1.6%
 155,000      R.H. Donnelley Corp.*+                  $  4,477,950
                                                      ------------
              Publishing - 0.6%
 108,900      Advanced Marketing Services, Inc.       $  1,698,840
                                                      ------------
              Total Media                             $  6,176,790
                                                      ------------
              Retailing - 5.5%
              Computer & Electronics Retail - 0.3%
 133,000      Inter-TAN, Inc.*                        $    909,720
                                                      ------------
              Distributors - 0.7%
 168,400      Department 56, Inc.*                    $  2,066,268
                                                      ------------
              General Merchandise Stores - 1.1%
  60,000      BJ's Wholesale Club, Inc.*              $  1,152,600
  68,900      Blyth Industries, Inc.                     1,908,530
                                                      ------------
                                                      $  3,061,130
                                                      ------------
              Specialty Stores - 3.4%
 140,000      Guitar Center of America, Inc.*         $  2,794,400
 171,700      Hancock Fabrics, Inc.                      2,554,896
 150,000      Handleman Co.*                             1,687,500
 130,300      School Specialty, Inc.*                    2,565,607
                                                      ------------
                                                      $  9,602,403
                                                      ------------
              Total Retailing                         $ 15,639,521
                                                      ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                           Value
              Food & Drug Retailing - 1.1%
              Food Retail - 1.1%
  61,300      Fresh Del Monte Produce, Inc.                 $  1,403,770
 117,800      Hain Celestial Group, Inc.*                      1,606,792
                                                            ------------
                                                            $  3,010,562
                                                            ------------
              Total Food & Drug Retailing                   $  3,010,562
                                                            ------------
              Food, Beverage & Tobacco - 0.4%
              Agricultural Products - 0.4%
 100,800      Embrex, Inc.*                                 $  1,183,392
                                                            ------------
              Total Food, Beverage & Tobacco                $  1,183,392
                                                            ------------
              Household & Personal Products - 1.1%
              Household Products - 1.1%
 285,600      Nu Skin Enterprises, Inc.+                    $  3,298,680
                                                            ------------
              Total Household & Personal Products           $  3,298,680
                                                            ------------
              Health Care Equipment & Supplies - 6.2%
              Health Care Distributors & Services - 2.4%
 170,500      Pediatrix Medical Group, Inc.*                $  6,925,710
                                                            ------------
              Health Care Equipment - 1.6%
 128,300      Haemonetics Corp.*                            $  3,098,445
 251,000      Rita Medical Systems, Inc.*                      1,493,450
                                                            ------------
                                                            $  4,591,895
                                                            ------------
              Health Care Facilities - 0.3%
  29,100      Triad Hospitals, Inc.*                        $    877,365
                                                            ------------
              Managed Health Care - 1.9%
  70,000      Amerigroup Corp.*                             $  1,847,300
 130,000      PacifiCare Health Systems, Inc.*                 3,497,000
                                                            ------------
                                                            $  5,344,300
                                                            ------------
              Total Health Care Equipment & Supplies        $ 17,739,270
                                                            ------------
              Pharmaceuticals & Biotechnology - 0.8%
              Pharmaceuticals - 0.8%
 265,000      Kendle International, Inc.*                   $  2,387,915
                                                            ------------
              Total Pharmaceuticals & Biotechnology         $  2,387,915
                                                            ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Shares                                                          Value
              Banks - 1.8%
 219,200      Bankatlantic Bancorp, Inc.                   $  2,053,904
  89,900      Banner Corp.                                    1,798,000
  40,000      Staten Island Bancorp, Inc.                       786,400
  14,850      Whitney Holding Corp.                             500,445
                                                           ------------
              Total Banks                                  $  5,138,749
                                                           ------------
              Diversified Financials - 5.8%
              Consumer Finance - 1.6%
 135,500      Advanta Corp.                                $  1,265,570
  89,100      American Capital Strategies                     1,848,825
 362,300      Medallion Financial Corp.                       1,521,660
                                                           ------------
                                                           $  4,636,055
                                                           ------------
              Diversified Financial Services - 4.2%
 160,000      Actrade Financial Technologies Ltd.*         $     68,800
  87,000      Advanta Corp. (Class B)                           847,380
  96,200      Dollar Thrifty Automotive Group*                2,027,896
  68,600      Financial Federal Corp.*                        1,769,880
 170,700      Irwin Financial Corp.                           2,772,168
 151,300      PRC-Schultz International, Inc.*                1,450,967
 252,000      Ventas, Inc.                                    3,150,000
                                                           ------------
                                                           $ 12,087,091
                                                           ------------
              Total Diversified Financials                 $ 16,723,146
                                                           ------------
              Insurance - 2.7%
              Life & Health Insurance - 0.4%
  72,600      FBL Financial Group, Inc.                    $  1,217,502
                                                           ------------
              Property & Casualty Insurance - 2.3%
  56,500      IPC Holdings Ltd.                            $  1,738,505
  72,000      Philadelphia Consolidated Holding Corp.*        2,623,680
 110,000      Stewart Information Services Corp.*             2,277,000
                                                           ------------
                                                           $  6,639,185
                                                           ------------
              Total Insurance                              $  7,856,687
                                                           ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02                                   (continued)
--------------------------------------------------------------------------------

  Shares                                                                 Value
              Real Estate - 4.7%
              Real Estate Investment Trusts - 3.8%
 107,500      Bedford Property Investors, Inc.                    $  2,644,500
 112,100      Entertainment Properties Trust                         2,618,656
 105,000      Pennsylvania Real Estate Investment Trust, Inc.        2,657,550
 114,000      Universal Health Realty, Inc.                          2,941,200
                                                                  ------------
                                                                  $ 10,861,906
                                                                  ------------
              Real Estate Management & Development - 0.9%
 260,000      Trizec Properties, Inc.                             $  2,574,000
                                                                  ------------
              Total Real Estate                                   $ 13,435,906
                                                                  ------------
              Software & Services - 3.5%
              Application Software - 2.6%
 150,000      Caminus Corp.*                                      $    334,500
 365,000      E.Piphany, Inc.*                                       1,814,050
 275,500      SPSS, Inc.*                                            3,876,285
 235,000      WatchGuard Technologies, Inc.*                         1,515,750
                                                                  ------------
                                                                  $  7,540,585
                                                                  ------------
              Systems Software - 0.9%
 195,000      Borland Software Corp.*                             $  2,579,850
                                                                  ------------
              Total Software & Services                           $ 10,120,435
                                                                  ------------
              Technology Hardware & Development - 6.7%
              Computer Hardware - 0.8%
 225,000      Insight Enterprises, Inc.*                          $  2,254,500
                                                                  ------------
              Electronic Equipment & Instruments - 1.3%
  67,000      Photon Dynamics, Inc.*                              $  2,361,750
  60,000      Power Integrations, Inc.*                              1,227,000
                                                                  ------------
                                                                  $  3,588,750
                                                                  ------------
              Networking Equipment - 0.7%
 215,000      Computer Network Technology Corp.*                  $  1,999,500
                                                                  ------------
              Semiconductor Equipment - 2.7%
  60,000      Advanced Energy Industries, Inc.*                   $  1,071,600
  90,000      ATMI, Inc.*                                            2,157,300
 145,000      Brooks-PRI Automation, Inc.*                           2,093,800
 150,000      Photronics, Inc.*                                      2,373,000
                                                                  ------------
                                                                  $  7,695,700
                                                                  ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Shares                                                                      Value
                    Semiconductors - 0.6%
    200,000         AXT, Inc.*                                            $    538,000
    190,000         HI/FN, Inc.*                                             1,267,300
                                                                          ------------
                                                                          $  1,805,300
                                                                          ------------
                    Telecommunications Equipment - 0.6%
    270,000         Lightbridge, Inc.*                                    $  1,898,100
                                                                          ------------
                    Total Technology Hardware & Development               $ 19,241,850
                                                                          ------------
                    Telecommunication Services - 1.8%
                    Integrated Telecommunication Services - 1.3%
    265,000         Boston Communications Group, Inc.*                    $  3,596,050
                                                                          ------------
                    Wireless Telecommunication Services - 0.5%
    275,000         Remec, Inc.*                                          $  1,358,500
                                                                          ------------
                    Total Telecommunication Services                      $  4,954,550
                                                                          ------------
                    Utilities - 4.9%
                    Gas Utilities - 4.9%
     88,900         AGL Resources, Inc.                                   $  2,143,379
     90,000         Cascade Natural Gas Corp.                                1,768,500
    222,800         NUI Corp.+                                               3,355,368
    100,000         People's Energy Corp.                                    3,599,000
    274,800         Southwestern Energy Co.*                                 3,021,030
                                                                          ------------
                                                                          $ 13,887,277
                                                                          ------------
                    Total Utilities                                       $ 13,887,277
                                                                          ------------
                    TOTAL COMMON STOCKS
                    (Cost $241,525,260)                                   $244,127,826
                                                                          ------------
 Principal
   Amount
                    TEMPORARY CASH INVESTMENTS - 14.7%
                    Repurchase Agreement - 11.0%
$31,400,000         Credit Suisse First Boston Group, Inc., 1.28%,
                    dated 11/29/02, repurchase price of
                    $31,400,000, plus accrued interest on 12/2/02
                    collateralized by $9,906,000 U.S. Treasury Notes,
                    12.375%, 5/15/04 and $17,795,000 U.S.
                    Treasury Notes, 12.375%, 5/15/04                      $ 31,400,000
                                                                          ------------
                    Total Repurchase Agreement                            $ 31,400,000
                                                                          ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/02                                   (continued)
--------------------------------------------------------------------------------

 Principal
  Amount                                                              Value
                 Security Lending Collateral - 3.7%
$10,454,235      Securities Lending Investment Fund, 1.47%     $ 10,454,235
                                                               ------------
                 Total Security Lending Collateral
                 TOTAL TEMPORARY CASH INVESTMENTS              $ 10,454,235
                                                               ------------
                 (Cost $41,854,235)                            $ 41,854,235
                                                               ------------
                 TOTAL INVESTMENT IN SECURITIES AND
                 TEMPORARY CASH INVESTMENTS
                 (Cost $283,379,495)(a)                        $285,982,061
                                                               ============

*  Non income producing security.

(a) At November 30, 2002, the net unrealized gain on investments based on cost for federal income tax purposes of $283,516,414 was as follows:
    Aggregate gross unrealized gain for all investments in which
    there is an excess of value over tax cost                                                $35,257,185
    Aggregate gross unrealized loss for all investments in which
    there is an excess of tax cost over value                                                (32,791,538)
                                                                                             -----------
    Net unrealized gain                                                                      $ 2,465,647
                                                                                             -----------
(b) The Fund elected to defer approximately $127 of currency losses recognized between
    December 1, 2001 and November 30, 2002 to its fiscal year ending November 30, 2003.

Purchases and sales of securities (excluding temporary cash investments) for the year ended
November 30, 2002, aggregated $176,693,616 and $66,687,719, respectively.

+ At November 30, 2002, the following securities have been pledged to cover margin requirements for open futures contracts.

   Shares                Security             Market Value
------------   ---------------------------   -------------
    66,932     NUI Corp.                        $494,927
   116,080     Nu Skin Enterprises, Inc.        $670,362
    20,000     R.H. Donnelley Corp.             $288,900


   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
BALANCE SHEET 11/30/02
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities (including securities loaned of
     $9,598,682) (cost $283,379,495)                           $285,982,061
  Cash                                                              359,261
  Foreign currency, at value (cost $18)                                  18
  Receivables -
   Investment securities sold                                       560,042
   Fund shares sold                                               1,436,470
   Dividends, interest and foreign taxes withheld                   204,283
  Other                                                               1,837
                                                               ------------
       Total assets                                            $288,543,972
                                                               ------------
LIABILITIES:
  Payables -
   Investment securities purchased                             $    320,341
   Fund shares repurchased                                          222,322
   Upon return of securities loaned                              10,454,235
   Variation margin                                                 103,950
  Due to affiliates                                                 388,383
  Accrued expenses                                                   83,446
                                                               ------------
       Total liabilities                                       $ 11,572,677
                                                               ------------
NET ASSETS:
  Paid-in capital                                              $273,795,014
  Accumulated undistributed net investment income                    42,463
  Accumulated net realized loss on investments, foreign
     currency transactions and futures contracts                 (1,493,056)
  Net unrealized gain on investments                              2,602,566
  Net unrealized gain on futures contracts                        2,024,308
                                                               ------------
       Total net assets                                        $276,971,295
                                                               ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $139,170,615/6,470,611 shares)             $      21.51
                                                               ------------
  Class B (based on $108,443,832/5,263,043 shares)             $      20.60
                                                               ------------
  Class C (based on $29,356,848/1,373,862 shares)              $      21.37
                                                               ------------
MAXIMUM OFFERING PRICE:
  Class A ($21.51 [divided by] 94.25%)                         $      22.82
                                                               ------------
  Class C ($21.37 [divided by] 99.00%)                         $      21.59
                                                               ------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 11/30/02

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,256)        $   2,349,570
  Interest                                                         421,621
  Income from securities loaned, net                                32,311
                                                             -------------
       Total investment income                                                $   2,803,502
                                                                              -------------
EXPENSES:
  Management fees                                            $   2,424,186
  Transfer agent fees
     Class A                                                       339,093
     Class B                                                       312,285
     Class C                                                        36,991
  Distribution fees
     Class A                                                       289,422
     Class B                                                     1,093,488
     Class C                                                       142,347
  Administrative fees                                               43,874
  Custodian fees                                                    33,112
  Registration fees                                                 72,669
  Professional fees                                                 48,282
  Printing                                                          47,931
  Fees and expenses of nonaffiliated trustees                        7,225
  Miscellaneous                                                     11,331
                                                             -------------
     Total expenses                                                           $   4,902,236
     Less fees paid indirectly                                                      (43,256)
                                                                              -------------
     Net expenses                                                             $   4,858,980
                                                                              -------------
       Net investment loss                                                    $  (2,055,478)
                                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCY TRANSACTIONS AND FUTURES CONTRACTS:
  Net realized gain (loss) on:
     Investments                                             $   1,885,881
     Forward foreign currency contracts and other assets
       and liabilities denominated in foreign currencies              (763)
     Futures contracts                                          (3,142,986)   $  (1,257,868)
                                                             -------------    -------------
  Change in net unrealized gain on:
     Investments                                             $ (22,431,443)
     Futures contracts                                           1,551,858    $ (21,879,585)
                                                             -------------    -------------
  Net loss on investments, foreign currency transactions
     and futures contracts                                                    $ (23,137,453)
                                                                              -------------
  Net decrease in net assets resulting from operations                        $ (25,192,931)
                                                                              -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 11/30/02 and 11/30/01

                                                            Year Ended         Year Ended
                                                             11/30/02           11/30/01
FROM OPERATIONS:
Net investment loss                                      $ (2,055,478)      $ (1,122,578)
Net realized gain (loss) on investments, foreign
  currency transactions and futures contracts              (1,257,868)         6,702,133
Change in net unrealized gain on investments, foreign
  currency transactions and futures contracts             (21,879,585)        15,429,571
                                                         ------------       ------------
Net decrease (increase) in net assets resulting from
  operations                                             $(25,192,931)      $ 21,009,126
                                                         ------------       ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
  Class A ($0.02 and $0.84 per share, respectively)      $   (106,235)      $ (2,643,159)
  Class B ($0.02 and $0.84 per share, respectively)           (86,396)        (3,338,525)
  Class C ($0.02 and $0.84 per share, respectively)           (22,352)           (28,280)
                                                         ------------       ------------
       Total distributions to shareowners                $   (214,983)      $ (6,009,964)
                                                         ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $233,516,411       $ 53,768,269
Reinvestment of distributions                                 178,890          4,970,236
Cost of shares repurchased                                (95,467,976)       (48,813,191)
                                                         ------------       ------------
  Net increase in net assets resulting from Fund
     share transactions                                  $138,227,325       $  9,925,314
                                                         ------------       ------------
  Net increase in net assets                             $112,819,411       $ 24,924,476
NET ASSETS:
Beginning of year                                         164,151,884        139,227,408
                                                         ------------       ------------
End of year (including accumulated undistributed net
  investment income of $42,463 and $34,074,
  respectively)                                          $276,971,295       $164,151,884
                                                         ============       ============

                                     '02 Shares      '02 Amount          '01 Shares      '01 Amount
CLASS A
Shares sold                           5,120,491     $120,898,667          1,154,691     $26,417,660
Reinvestment of distributions             4,418          95,013             105,261       2,358,913
Less shares repurchased              (1,942,657)    (43,784,756)           (873,694)    (19,710,064)
                                     ----------     ------------          ---------     -----------
  Net increase                        3,182,252     $77,208,924             386,258     $ 9,066,509
                                     ==========     ============          =========     ===========
CLASS B
Shares sold                           3,216,287     $74,892,994           1,194,585     $26,522,201
Reinvestment of distributions             3,377          69,544             119,933       2,594,202
Less shares repurchased              (2,083,114)    (45,888,528)         (1,323,417)    (29,098,054)
                                     ----------     ------------         ----------     -----------
  Net increase (decrease)             1,136,550     $29,074,010              (8,899)    $    18,349
                                     ==========     ============          =========     ===========
CLASS C
Shares sold                           1,590,192     $37,724,750              37,657     $   828,408
Reinvestment of distributions               671          14,333                 765          17,721
Less shares repurchased                (255,200)     (5,794,692)               (223)         (5,073)
                                     ----------     ------------         ----------     -----------
  Net increase                        1,335,663     $31,944,391              38,199     $   840,456
                                     ==========     ============          =========     ===========

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/02
--------------------------------------------------------------------------------

                                                                    Year Ended   Year Ended
CLASS A                                                              11/30/02     11/30/01
Net asset value, beginning of period                                 $ 22.46      $ 20.10
                                                                     -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                                 $ (0.24)     $ (0.09)
 Net realized and unrealized gain (loss) on investments, foreign
   currency transactions and futures contracts                         (0.69)        3.29
                                                                     -------      -------
 Net increase (decrease) from investment operations                  $ (0.93)     $  3.20
Distributions to shareowners:
 Net realized gain                                                     (0.02)       (0.84)
                                                                     -------      -------
Net increase (decrease) in net asset value                           $ (0.95)     $  2.36
                                                                     -------      -------
Net asset value, end of period                                       $ 21.51      $ 22.46
                                                                     =======      =======
Total return*                                                          (4.16)%      15.92%
Ratio of net expenses to average net assets+                            1.65%        1.79%
Ratio of net investment loss to average net assets+                    (0.49)%      (0.33)%
Portfolio turnover rate                                                   31%          49%
Net assets, end of period (in thousands)                             $139,170     $73,855
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           1.65%        1.79%
 Net investment loss                                                   (0.49)%      (0.33)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           1.63%        1.76%
 Net investment loss                                                   (0.47)%      (0.30)%


                                                                   Year Ended   Year Ended   Year Ended
CLASS A                                                             11/30/00     11/30/99     11/30/98
Net asset value, beginning of period                                $ 17.40      $ 13.85     $   17.84
                                                                    -------      -------     ---------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.12)     $ (0.08)    $   (0.15)
 Net realized and unrealized gain (loss) on investments, foreign
   currency transactions and futures contracts                         3.13         3.63         (2.77)
                                                                    -------      -------     ---------
 Net increase (decrease) from investment operations                 $  3.01      $  3.55     $   (2.92)
Distributions to shareowners:
 Net realized gain                                                    (0.31)          --         (1.07)
                                                                    -------      -------     ---------
Net increase (decrease) in net asset value                          $  2.70      $  3.55     $   (3.99)
                                                                    -------      -------     ---------
Net asset value, end of period                                      $ 20.10      $ 17.40     $   13.85
                                                                    =======      =======     =========
Total return*                                                         17.26%       25.63%       (17.17)%
Ratio of net expenses to average net assets+                           1.72%        2.02%         1.85%
Ratio of net investment loss to average net assets+                   (0.27)%      (0.71)%       (0.83)%
Portfolio turnover rate                                                  61%          78%           81%
Net assets, end of period (in thousands)                            $58,323      $33,714     $  36,528
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          1.72%        2.02%         1.85%
 Net investment loss                                                  (0.27)%      (0.71)%       (0.83)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          1.69%        1.98%         1.84%
 Net investment loss                                                  (0.24)%      (0.67)%       (0.82)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/02
--------------------------------------------------------------------------------

                                                                    Year Ended   Year Ended
CLASS B                                                              11/30/02     11/30/01
Net asset value, beginning of period                                 $ 21.67      $ 19.56
                                                                     -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                                 $ (0.47)     $ (0.22)
 Net realized and unrealized gain (loss) on investments,
   foreign currency transactions and futures contracts                 (0.58)        3.17
                                                                     -------      -------
 Net increase (decrease) from investment operations                  $ (1.05)     $  2.95
Distributions to shareowners:
 Net realized gain                                                     (0.02)       (0.84)
                                                                     -------      -------
Net increase (decrease) in net asset value                           $ (1.07)     $  2.11
                                                                     -------      -------
Net asset value, end of period                                       $ 20.60      $ 21.67
                                                                     =======      =======
Total return*                                                          (4.86)%      15.08%
Ratio of net expenses to average net assets+                            2.41%        2.52%
Ratio of net investment loss to average net assets+                    (1.25)%      (1.06)%
Portfolio turnover rate                                                   31%          49%
Net assets, end of period (in thousands)                             $108,444     $89,440
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                           2.41%        2.52%
 Net investment loss                                                   (1.25)%      (1.06)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                           2.39%        2.49%
 Net investment loss                                                   (1.23)%      (1.03)%


                                                                   Year Ended   Year Ended   Year Ended
CLASS B                                                             11/30/00     11/30/99     11/30/98
Net asset value, beginning of period                                $ 17.07      $ 13.69     $   17.77
                                                                    -------      -------     ---------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.18)     $ (0.24)    $   (0.25)
 Net realized and unrealized gain (loss) on investments,
   foreign currency transactions and futures contracts                 2.98         3.62         (2.76)
                                                                    -------      -------     ---------
 Net increase (decrease) from investment operations                 $  2.80      $  3.38     $   (3.01)
Distributions to shareowners:
 Net realized gain                                                    (0.31)          --         (1.07)
                                                                    -------      -------     ---------
Net increase (decrease) in net asset value                          $  2.49      $  3.38     $   (4.08)
                                                                    -------      -------     ---------
Net asset value, end of period                                      $ 19.56      $ 17.07     $   13.69
                                                                    =======      =======     =========
Total return*                                                         16.36%       24.69%       (17.78)%
Ratio of net expenses to average net assets+                           2.45%        2.73%         2.55%
Ratio of net investment loss to average net assets+                   (1.01)%      (1.42)%       (1.53)%
Portfolio turnover rate                                                  61%          78%           81%
Net assets, end of period (in thousands)                            $80,905      $56,711     $  57,252
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          2.45%        2.73%         2.55%
 Net investment loss                                                  (1.01)%      (1.42)%       (1.53)%
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          2.42%        2.69%         2.54%
 Net investment loss                                                  (0.98)%      (1.38)%       (1.52)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/02
--------------------------------------------------------------------------------

                                                                                 9/28/01
                                                              Year Ended           to
                                                               11/30/02       11/30/01 (a)
CLASS C
Net asset value, beginning of period                           $ 22.44         $  20.77
                                                               -------         --------
Increase (decrease) from investment operations:
  Net investment loss                                          $ (3.19)        $  (0.02)
  Net realized and unrealized gain on investments,
     foreign currency transactions and futures contracts          2.14             2.53
                                                               -------         --------
  Net increase (decrease) from investment operations           $ (1.05)        $   2.51
Distributions to shareowners:
  Net realized gain                                              (0.02)           (0.84)
                                                               -------         --------
Net increase (decrease) in net asset value                     $ (1.07)        $   1.67
                                                               -------         --------
Net asset value, end of period                                 $ 21.37         $  22.44
                                                               =======         ========
Total return*                                                    (4.69)%          12.09%
Ratio of net expenses to average net assets+                      2.31%            2.71%**
Ratio of net investment loss to average net assets+              (1.13)%          (1.47)%**
Portfolio turnover rate                                             31%              49%**
Net assets, end of period (in thousands)                       $29,357         $    857
Ratios with no waiver of management fees and
  assumption of expenses by PIM and no reduction
  for fees paid indirectly:
  Net expenses                                                    2.31%            2.54%**
  Net investment loss                                            (1.13)%          (1.30)%**
Ratios with waiver of management fees and assumption of
  expenses by PIM and reduction for fees paid indirectly:
  Net expenses                                                    2.28%            2.54%**
  Net investment loss                                            (1.10)%          (1.30)%**

(a) Class C shares were first publicly offered on September 28, 2001.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/02
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Small Cap Value Fund (the Fund), is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/02                              (continued)
--------------------------------------------------------------------------------

    securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. Settlements from litigation and class action suits are recognized when the Fund acquires an enforceable right to such awards. Included in net realized gain on investments is $3,424 of class action settlements received by the Fund during the year ended November 30, 2002.

    The Fund invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements.

B.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.  Forward Foreign Currency Contracts

    The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 7).

D.  Futures Contracts

    The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing values of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

    As of November 30, 2002, open futures contracts were as follows:

--------------------------------------------------------------------------------
                    Number of
                    Contracts    Settlement      Market       Unrealized
Type              Long/(Short)      Month         Value       Gain (Loss)
--------------------------------------------------------------------------------
Russell 2000          77           12/02      $15,646,400     $2,024,308
--------------------------------------------------------------------------------

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/02                              (continued)
--------------------------------------------------------------------------------

E.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    At November 30, 2002, the Fund reclassified $2,063,867 to decrease accumulated net investment loss, $245,244 to decrease accumulated net realized loss on investments, foreign currency transactions and futures contracts and $2,309,111 to decrease paid-in capital. The reclassification has no impact on the net asset value of the fund and is designed to present the fund's capital accounts on a tax basis.

    The tax character of distributions paid during the years ended November 30, 2002 and 2001 were as follows.

--------------------------------------------------------------------------------
                                 2002          2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income              $     --     $       --
  Long-term capital gain        214,983      6,009,964
                               --------     ----------
  Total                        $214,983     $6,009,964
--------------------------------------------------------------------------------

    The following shows components of distributable earnings on a federal income tax basis at November 30, 2002. These amounts do not include the capital loss carryforward:

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        2002
--------------------------------------------------------------------------------
Undistributed ordinary income     $       --
Undistributed long-term gain         710,761
Unrealized appreciation            2,465,647
                                  ----------
  Total                           $3,176,408
--------------------------------------------------------------------------------

    The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on real estate investment trust (REIT) holdings.

F.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $160,651 in underwriting commissions on the sale of Fund shares during the year ended November 30, 2002.

G.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/02                             (continued)
--------------------------------------------------------------------------------

H.  Securities Lending

    The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned, and gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for account of the Fund. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of the loaned securities and collateral at year end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund, which is managed by Brown Brothers Harriman, Co., the Fund's custodian.

I.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets. Prior to August 1, 2002, the management fee was calculated daily at the annual rate of 1.10% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 2002, $187,039 was payable to PIM related to management fees, administrative fees and certain other services.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $66,628 in transfer agent fees payable to PIMSS at November 30, 2002.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B shares and Class C shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B shares and Class C shares. Included in due to affiliates is $134,716 in distribution fees payable to PFD at November 30, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00% based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2002, CDSCs in the amount of $262,577 were paid to PFD, by redeeming shareowners.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 2002, the Fund's expenses were reduced by $43,256 under such arrangements.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/02                             (continued)
--------------------------------------------------------------------------------

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the year ended November 30, 2002, the Fund had no borrowings under this agreement.

7. Forward Foreign Currency Contracts

During the year ended November 30, 2002, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. As of November 30, 2002, the Fund had no outstanding portfolio or settlement hedges.

8. Change in Independent Auditors

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareowners of Pioneer Small Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Small Cap Value Fund (the "Fund") as of November 30, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2001 and financial highlights for each of the four years in the period ended November 30, 2001 were audited by other auditors who have ceased operations and whose report dated January 9, 2002 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Small Cap Value Fund at November 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
January 14, 2003

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

U.S. Equity
Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity Income Fund
Pioneer Core Equity Fund*
Pioneer Growth Shares
Pioneer Mid Cap Growth Fund
Pioneer Mid Cap Value Fund
Pioneer Real Estate Shares
Pioneer Small Cap Value Fund
Pioneer Small Company Fund
Pioneer Value Fund

International/Global Equity
Pioneer Emerging Markets Fund
Pioneer Europe Select Fund
Pioneer Europe Fund
Pioneer International Equity Fund
Pioneer International Value Fund

Fixed Income
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Strategic Income Fund
Pioneer Tax Free Income Fund

Money Market
Pioneer Cash Reserves Fund*

*   Name change effective May 1, 2002
** An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Pioneer Small Cap Value Fund
--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Auditors
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

--------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Position Held             Term of Office/Length of Service
John F. Cogan, Jr. (76)*        Chairman of the Board,    Trustee since 1996.
                                Trustee and President     Serves until retirement or removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

----------------------------------------------------------------------------------------------------
Daniel T. Geraci (45)**         Trustee and               Trustee since October, 2001.
                                Executive Vice President  Serves until retirement or removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address           Position Held   Term of Office/Length of Service
Mary K. Bush (54)               Trustee         Trustee since 1997.
3509 Woodbine Street,                           Serves until retirement or removal.
Chevy Chase, MD 20815
-----------------------------------------------------------------------------------
Richard H. Egdahl, M.D. (76)    Trustee         Trustee since 1996.
Boston University Healthcare                    Serves until retirement or removal.
Entrepreneurship Program,
53 Bay State Road,
Boston, MA 02215
-----------------------------------------------------------------------------------
Margaret B.W. Graham (55)       Trustee         Trustee since 1996.
1001 Sherbrooke Street West,                    Serves until retirement or removal.
Montreal, Quebec, Canada
-----------------------------------------------------------------------------------
Marguerite A. Piret (54)        Trustee         Trustee since 1996.
One Boston Place, 26th Floor,                   Serves until retirement or removal.
Boston, MA 02108
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years     Other Directorships Held
Deputy Chairman and a Director of Pioneer       Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of
Pioneer; President of all of the Pioneer Funds;
and Of Counsel (since 2000, Partner prior to
2000), Hale and Dorr LLP (counsel to PIM-
USA and the Pioneer Funds)
-----------------------------------------------------------------------------------
Director and CEO - US of PGAM since             None
November 2001; Director, Chief Executive
Officer and President of PIM-USA since October
2001; Director of Pioneer Investment
Management Shareholder Services, Inc. since
October 2001; President and a Director of
Pioneer, Pioneer Funds Distributor, Inc. (PFD)
(Chairman) and Pioneer International
Corporation since October 2001; Executive Vice
President of all of the Pioneer Funds since
October 2001; President of Fidelity Private
Wealth Management Group from 2000 through
October 2001; and Executive Vice President -
Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years         Other Directorships Held
President, Bush & Co. (international financial      Director and/or Trustee of Brady Corporation
advisory firm)                                      (industrial identification and specialty coated
                                                    material products manufacturer), Mastec Inc.
                                                    (communications and energy infrastructure),
                                                    Mortgage Guaranty Insurance Corporation, R.J.
                                                    Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                    Student Loan Marketing Association
                                                    (secondary marketing of student loans)
----------------------------------------------------------------------------------------------------
Alexander Graham Bell Professor of Health Care      None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of
Surgery, Boston University School of Medicine;
University Professor, Boston University
----------------------------------------------------------------------------------------------------
Founding Director, The Winthrop Group, Inc.         None
(consulting firm); Professor of Management,
Faculty of Management, McGill University
----------------------------------------------------------------------------------------------------
President, Newbury, Piret & Company, Inc.           Director, Organogenesis Inc. (tissue
(merchant banking firm)                             engineering company)

----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------

Name, Age and Address     Position Held   Term of Office/Length of Service
Stephen K. West (74)      Trustee         Trustee since 1996.
125 Broad Street,                         Serves until retirement or removal.
New York, NY 10004
--------------------------------------------------------------------------------
John Winthrop (66)        Trustee         Trustee since 1996.
One North Adgers Wharf,                   Serves until retirement or removal.
Charleston, SC 29401

--------------------------------------------------------------------------------
FUND OFFICERS
--------------------------------------------------------------------------------

Name, Age and Address      Position Held         Term of Office/Length of Service
Joseph P. Barri (56)       Secretary             Since 1996.
                                                 Serves at the discretion of Board.
---------------------------------------------------------------------------------------
Dorothy E. Bourassa (55)   Assistant Secretary   Since November, 2000.
                                                 Serves at the discretion of Board.
---------------------------------------------------------------------------------------
Vincent Nave (57)          Treasurer             Since November, 2000.
                                                 Serves at the discretion of Board.
---------------------------------------------------------------------------------------
Luis I. Presutti (37)      Assistant Treasurer   Since November, 2000.
                                                 Serves at the discretion of Board.
---------------------------------------------------------------------------------------
Gary Sullivan (44)         Assistant Treasurer   Since May, 2002.
                                                 Serves at the discretion of Board.
---------------------------------------------------------------------------------------
Alan Janson (31)           Assistant Treasurer   Since July, 2002.
                                                 Serves at the discretion of the Board.
---------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years    Other Directorships Held
Of Counsel, Sullivan & Cromwell (law firm)     Director, Dresdner RCM Global
                                               Strategic Income Fund, Inc. and
                                               The Swiss Helvetia Fund, Inc.
                                               (closed-end investment
                                               companies), AMVESCAP PLC
                                               (investment managers) and First
                                               ING Life Insurance Company of
                                               New York
--------------------------------------------------------------------------------
President, John Winthrop & Co., Inc.           Director of NUI Corp. (energy
(private investment firm)                      sales, services and distribution)

--------------------------------------------------------------------------------

Principal Occupation During Past Five Years                       Other Directorships Held
Partner, Hale and Dorr LLP; Secretary of all of the Pioneer       None
Funds
-------------------------------------------------------------------------------------------
Secretary of PIM-USA: Senior Vice President - Legal of            None
Pioneer; and Secretary/Clerk of most of PIM-USA's
subsidiaries since October 2000; Assistant Secretary of all of the Pioneer Funds since November 2000; Senior Counsel,
Assistant Vice President and Director of Compliance of PIM-
USA from April 1998 through October 2000; Vice President
and Assistant General Counsel, First Union Corporation from
December 1996 through March 1998
-------------------------------------------------------------------------------------------
Vice President - Fund Accounting and Custody Services of          None
Pioneer (Manager from September 1996 to February 1999);
and Treasurer of all of the Pioneer Funds (Assistant
Treasurer from June 1999 to November 2000)
-------------------------------------------------------------------------------------------
Assistant Vice President - Fund Accounting, Administration        None
and Custody Services of Pioneer (Fund Accounting Manager
from 1994 to 1999); and Assistant Treasurer of all of the
Pioneer Funds since November 2000
-------------------------------------------------------------------------------------------
Fund Accounting Manager-Fund Accounting. Administration           None
and Custody Services of Pioneer since 1997; and Assistant
Treasurer of all of the Pioneer Funds since May 2002
-------------------------------------------------------------------------------------------
Manager, Valuation Risk and Information Technology - Fund         None
Accounting, Administration and Custody Services of Pioneer
since March 2002; and Assistant Treasurer of all of the
Pioneer Funds since July 2002. Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000 to
February 2002. Member of Pioneer Pricing Group from
1996 to 2000 (promoted to Manager in 1998)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*
For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*
Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*
A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*
Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*
The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*
Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA
The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan
Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan
Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)
Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan
Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your 3-digit fund number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Sytematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You can also authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus. For more information about any Pioneer fund, call your financial advisor, or call Pioneer directly at 1-800-225-6292. Please request a free prospectus, which contains information about fund charges and expenses. Read it carefully before you invest or send money.


[LOGO]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   12833-00-0103
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                 Underwriter of Pioneer mutual funds Member SIPC
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